SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 9, 2003

(Date of earliest event reported)

UNIVERSAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-652	54-0414210
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1501 North Hamilton Street	23230
Richmond, Virginia	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:

(804) 359-9311

Item 5.    Other Events.

The press release issued by the Registrant on September 9, 2003 attached hereto as Exhibit 99.1 is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

No.	Description

99.1	Press release dated September 9, 2003 announcing Canadian processing agreement negotiations.

* Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION (Registrant)

Date: September 9, 2003	By:	/s/ GEORGE C. FREEMAN, III
George C. Freeman, III General Counsel and Secretary

Exhibit Index

        Exhibit

        Number        Document

99.1	Press release dated September 9, 2003 announcing Canadian processing agreement negotiations.

* Filed Herewith